UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 25, 2010 (May 21, 2010)

KEATING CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53504	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1000
Greenwood Village, CO  80111
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 889-0139

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2010, Keating Capital, Inc. (the “Company’) held its Annual Meeting of Stockholders where the stockholders of the Company approved certain amendments to the Company’s Amended and Restated Articles of Incorporation (the “Charter”).   The amendments were as follows:

1.
An amendment to the Company’s Charter to specify that one of the lawful activities in which the Company may engage includes conducting and carrying on the business of a business development company under the 1940 Act;

2.	An amendment to the Company’s Charter to declassify the Board of Directors and require that all directors stand for election annually beginning with the 2011 Annual Meeting of Stockholders; and

3.
An amendment to the Company’s Charter to allow stockholders to remove a director for cause by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 28, 2010, the Company filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Annual Meeting of Stockholders to be held on May 21, 2010 (“Annual Meeting”). The Proxy Statement described in detail the five proposals presented to the Company’s stockholders at the Annual Meeting.  The Board of Directors fixed the close of business on April 15, 2010 as the record date (the “Record Date”) for identifying those stockholders entitled to notice of, and to vote at, the Annual Meeting. A total of 914,515.136 shares of common stock were entitled to vote at the Annual Meeting

On May 21, 2010, the Company held its Annual Meeting of Stockholders at the Company’s corporate headquarters.  All five proposals presented to the stockholders at the Annual Meeting were approved. The final voting results for each of the five proposals were as follows:

Proposal 1 - The Company’s stockholders elected two directors to serve three-year terms or until their respective successors are duly elected and qualified. The tabulation of votes was:

Name	Votes For	Votes Withheld	Broker Non-Votes
J. Taylor Simonton	541,763	0	0
William F. Owens	541,763	0	0

Proposal 2 - The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Votes For	Votes Against	Abstain
541,763	0	0

Proposal 3 - The Company’s stockholders approved an amendment to the Company’s Charter to specify that one of the lawful activities in which the Company may engage includes conducting and carrying on the business of a business development company under the 1940 Act.

Votes For	Votes Against	Abstain
541,763	0	0

Proposal 4 - The Company’s stockholders approved an amendment to the Company’s Charter to declassify the Board of Directors and require that all directors stand for election annually beginning with the 2011 Annual Meeting of Stockholders.

Votes For	Votes Against	Abstain
541,763	0	0

Proposal 5 - The Company’s stockholders approved an amendment to the Company’s Charter to allow stockholders to remove a director for cause by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.

Votes For	Votes Against	Abstain
541,763	0	0

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

	Exhibit No.	Description

	3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 25, 2010	KEATING CAPITAL, INC.

		By:	/s/ Timothy J. Keating
Timothy J. Keating
President and Chief Executive Officer

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